2nd Quarter 2009 Earnings Presentation June 9, 2009 Exhibit 99.2

Safe Harbor Statement

Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2008, which was filed on December 30,
2008, and Item 1A, Risk Factors, included within our Form 10-Q for the period ended April 30, 2009, which was filed on June 9, 2009. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-
looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing
business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other expenses that may not be related to the core manufacturing
business.  Management often uses this information to assess and measure the performance of our operating segments. A
reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Summary • 2009 Q2 Results • 2009 Outlook • 2010 and beyond 4

Q2 FY09 Financial Information

Consolidated Revenues
($ in millions)
Manufacturing Segment Profit ($ in millions)
Diluted Earnings (loss) per share
U.S. & Canada Class 6-8 Retail Industry
*Excludes $(38) million in manufacturing segment profit and $(31) million in net income for Settlement Effects (see page 62 for additional detailed disclosure on Ford settlement effects)
Note: This slide contains both GAAP and non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

• Navistar quarterly truck shipments down as much as 40% (from same period last year)
– FY07 – 28,300
– FY08 – 27,200
– FY09 – 16,400
– Used truck environment
– Trucks priced to current market
– Used truck sales increasing/inventory sequentially down
• Navistar quarterly engine shipments:
– FY07 – 94,700
– FY08 – 102,500
– FY09 – 63,900
• Parts
– Traditional parts industry off 14%, but our traditional market share is up
• Financial Services
– Retail acquisitions are down YOY by $112M or 24%
– Wholesales balances are at the lowest point since 2004
Quarterly Truck Shipments
Profitable at lowest point in the cycle
Q2 FY09 Shipments
Quarterly Engine Shipments

Medium
Truck
2Q09 Class 6-8 Market Share was 35%
60% Market Share
2Q09
School
Bus
39% Market Share
2Q09
36% Market Share
2Q09
Severe
Service
Truck*
Heavy
Truck
23% Market Share
2Q09
• #3 in YTD April Market Share
• Executing on strategy
- New Products
(ProStar
®
,LoneStar
®
)
• #1 In Market Share despite
industry consolidation
• MaxxForce
®
EGR engines
• #1 in Market Share
• A leader in Medium Hybrid
• MaxxForce
®
EGR engines
• #1 in Market Share
• 3rd straight year of
increasing market share
• MaxxForce
®
EGR engines
FY07 60%
FY08 55%
2Q09 60%
YTD APR 58%
*Note: Excludes U.S. Military shipments. See market share slide in appendix for shipments with and without military shipments
FY07 36%
FY08 36%
2Q09 39%
YTD APR 35%
FY07 25%
FY08 27%
2Q09 36%
YTD APR 34%
FY07 15%
FY08 19%
2Q09 23%
YTD APR 24%

Combined Class 6-8 Market Share – FY07: 26%; FY08: 29%; 2Q09: 35%; YTD APR: 32%

Q2 FY09 Financial Information
Q209 EPS**
Reported Earnings $0.16
Settlement Effects* $0.44
Total (Excluding Ford Effects) $0.60
Other Significant Data:
Higher Engine Pre-existing Warranty $45M
Higher R&D $31M
*  See Reg G in appendix
**Note:  Actual reported earnings include out-of-period adjustments.  For additional information, see the form 10Q for the quarterly period ended April 30, 2009.

• Overall quality of our engines continues to improve
• Our 2008 R/1000 level is best since 1994 even though the post-2007 engines are much more complex.
• Cost per repair on 2007 emission engines has increased
R/1000 w/o programming (index) Warranty Cost Per  Engine
Q2 FY09 Financial Information – Engine Warranty

Impact of Settlement on 2009

Note:  This slide contains non-GAAP information, see the Reg G in appendix for detailed reconciliation
Business Impact of Settlement
•
Loss of automotive customer
•
Less intensive capital/product requirements
•
Restructured business
•
Impact of increased equity stake in BDT & BDP
Settlement and Related Restructuring - 2009 PBT Impact
(in millions)
Q1 Actual Q2 Actual
Full Year
Guidance
Cash 200 $                200 $
Warranty 75                      75
Restructuring charges (58)                     3                         (65)                     +/-
Other related income and expense (27)                     (35)                     (35)                     +/-
190 $                (32) $                 175 $                +/-

Traditional U.S. and Canada Retail Sales
Class 6 – 8 Industry Landscape

Worst truck Class 6-8 Truck industry in
more than 45 years
• 1991 – 225,000
• 1992 – 238,000
• 2003 – 263,000
• 2008 – 244,100
Reality:
• Age of fleet increasing
• Fuel prices down vs. 2008
• Ability to finance
• Used truck market
• EGR vs. SCR
Lowest retail industry since 1962
Lowest retail industry since 1962
Note: Industry guidance includes military orders sold to the U.S.
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07 FY08
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 24,400 21,000 23,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 59,600 34,000 42,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 160,100 110,000 120,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 244,100 165,000 185,000
Historical Information
FY 09
Guidance
Revised (6/09/09)
Actual
United States and Canadian Class 6-8 Truck Industry - Retail Sales Volume

FY09 Guidance

Navistar Consolidated Revenues ($ in millions)
Navistar Engine Shipments
Truck U.S. & Canada Class 6-8 Retail Industry
• Truck Class 6-8 truck industry:
– 165K to 185K
• Navistar Engine shipments:
– FY09: 255K to 275K
• Parts
– Segment revenues will be between $2.2
billion and $2.4 billion
• Financial Services
– Profitable

Economic Impact on 2009/2010

*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include Workhorse Custom Chassis inventory.
International Dealer Stock Inventory (Units)
*
Lowest point in over 10 years; has been decreasing every month since March 2007

Truck Production 2009 Severe Service FY2008 FY2009 Medium Heavy Bus Actual Expected 14

Commodities 2009
Commodities 2009
• Reduced volatility & lessened market
impact through:
– Contract structures
– Hedging activities
• 2009 costs will decline with a lag to
the market
• Market consensus: Commodities’
prices will recover starting late 2009
– Renegotiating contracts
– Forward locking prices
15
Raw Material Market Pricing
2007
2008
High
May 09
Spot
Sheet steel $538 $1,125 $395
Scrap steel $311 $890 $215
Crude oil $72 $145 $59
Platinum $1,360 $2,275 $1,106
Aluminum $1.23 $1.54 $0.71
Copper $3.28 $4.09 $2.00
Market vs. Navistar Index

Full Year 2009 Guidance

Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
2009 Updated EPS Guidance
3/11/09 6/9/09
Guidance Guidance
Prior EPS Guidance * $5.10 to $5.60 $5.10 to $5.60
Key Challenges
Industry Volume Reduction to 210,000 to 225,000 (- - -) (- - -)
Industry Volume Reduction to 165,000 to 185,000 (- - -)
Warranty (- -)
R&D spending (-)
Offsetting Actions
Lower commodity costs / cost reductions + +
Blue Diamond JV operational impact + +
Military revenue:  $2.7B to $3.0B + +
Market share +
Parts profitability +
SG&A +
Revised EPS Guidance* $5.10 to $5.60 $2.80 to $3.10
Settlement and Restructuring $2.45 +/- $2.40 +/-
Revised EPS Guidance - Including Settlement & Restructuring* $7.55 to $8.05 $5.20 to $5.50
* Note:  Excludes settlement and related restructuring as well as potential additional facility rationalization

Full Year 2009 Guidance 17 Despite the lowest retail industry since 1962, we expect to deliver EPS of $2.80 to $3.10 while continuing to invest in the future Mfg. Segment Profit ($M)

Actions in 2009 for 2010 and Beyond
• Truck strategy
– U.S. and Canada
– Environmental strategy
– Mahindra
– Cat J.V. pending
– Monaco
– Commercial bus
– Military
• Engine strategy
– MaxxForce
®
Big Bore
– Global expansion
• Corporate
– Pension
– Capital structure

0%
5%
10%
15%
20%
25%
30%
35%
FY 2007
Retail Share
FY 2008
Retail Share
Q2009
Retail Share
Q2009
Order Share
Combined Class 8*
Retail Market
Share
Order Receipt
Share
Actions in 2009 for 2010 and Beyond
Profitable Growth: Class 8
*Excludes U.S. Military shipments

Actions in 2009 for 2010 and Beyond
Supply Base and Competitor Migration South
•
Competitor: x
•
Supplier:
OEM         Mexico
OEM         Exited business
OEM         Consolidated
operations
Supplier 1         Nuevo
Supplier 2         Mexico
Supplier 3         San Luis
Supplier 4         Texas
•
Customer Growth
in Southern
corridor:
Escobedo Plant
x
x
x
Chatham Plant

Actions in 2009 for 2010 and Beyond
2010 Emission Strategy

How EGR Technology Works
Competitor “A” – announced its Environmental
Protection Agency (EPA) 2010 emissions reduction
technology using selective catalytic reduction
(SCR) will carry a surcharge of
$9,600.
Competitor “B” – “anywhere from $8,000 to
$10,000 is a range that everybody is aware of.
There's certainly no secret about that.”
Navistar’s strategy is to price competitively.

Actions in 2009 for 2010 and Beyond
Navistar Environmental Strategy

Red Bull Purchases New International
®
DuraStar Hybrid Delivery Trucks
Trucks save 30%-40% fuel costs while
reducing CO2 emissions
UPS, EPA, Eaton, Navistar Agree: “Hydraulic
Hybrid Vehicles Ready for Prime Time”
Development Strategy:
Provide time for
technology progress
EPA rewards providers for cleaning up
the environment sooner
Advanced EGR provides the Platform to
Continued Emissions Improvement
The best technology will continue to improve…
Electronics and
Control Strategies
Advanced Fuel
Injection Technology
Higher injection pressure
3000 bar
Proprietary Combustion
Bowl Designs
More complete burn
Twin turbochargers
Air-Management Systems
TM

EPA 2010 Strategy
– Navistar high volume engines are better than standard today
–
Good for environment and best 2010 solution for customer
–
Several competitors have used/use/and will use credits
–
Banking credits provide environmental benefits that would not be available without the existence of such programs.

Actions in 2009 for 2010 and Beyond
Navistar Environmental Strategy

Actions in 2009 for 2010 and Beyond
Mahindra JV

Bus - #1 Leader in School Bus
Overall Commercial Vehicle Industry Truck
– Launch of first new products are expected
to be available late 2009
–
Full range of up to 49 ton tractors and
heavy dump trucks 8X2 or 8X4 more
than 31 tons
–
1
st
half of 2010 launch new
passenger bus
–
$130 to $150 million total revenue
projected for 2010
Note;  Mahindra FY – April to March
Mahindra/Navistar JV is a 51/49%

Actions in 2009 for 2010 and Beyond
Caterpillar/Navistar Strategic Alliance/Joint Venture

• Strategic alliance to manufacture a heavy-duty
Caterpillar vocational truck
• Manufactured by Navistar at Garland, TX
• Industry dynamics
- Market size historically has ranged from 40K
to 80K. 1/3 of the market is Mid-range diesels
(MRD) and 2/3 of the market is Heavy-duty
diesel (HDD)
- Navistar severe service market share in FY08
was 27%. (MRD was 40% and HDD was
13%)
• Production expected in early 2011
• $200 to $300 million revenue projected at full
production
Global Commercial Truck Markets Outside of N.A. North America Caterpillar Vocational
• 50/50 joint venture for commercial trucks outside
of N.A.
• Leverages the complementary strengths of both
companies
- CAT – distribution
- Navistar – manufacturing and product
development
• Initial markets – Australia, Brazil, China, Russia,
South Africa and Turkey
• First products are expected to be available second
half of 2009
• $150 to $250 million total JV revenue projected for
2010 on volume of 1,500 to 2,500 units*
• $300 to $400 million total JV revenue projected for
2011 on volume of 3,000 to 4,000 units*
*NOTE: Unit projections are the opinion of Navistar only

Actions in 2009 for 2010 and Beyond Monaco 26

Transaction Overview:
• Acquisition price - $47 million, closed on
June 4, 2009
• Expected revenue of $600 million to $1 billion
by end of 2011
• Five manufacturing facilities
• All trademarks and intellectual property
• Acquiring assets at the lowest point in over
30 years
• Consistent with Navistar strategy of
controlling our destiny
Type:  Class A Type:  Class C Type:  Towable
Class A Industry Sales
22
10
14
19
33
42
34
33
41
42
35
29
24
27
32
37
33
37
38
43
49
41
33
40
42
41
37
32
29
16
7
0
5
10
15
20
25
30
35
40
45
50
1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009
RVIA: University of Michigan Forecast Baird Research
(in thousands)
Actions in 2009 for 2010 and Beyond Monaco
Monaco has a full line product offering and is a leader in the Class A market

Actions in 2009 for 2010 and Beyond
Leveraging Our Assets – Midibus and Motorcoach Opportunities

Industry Dynamics
• Neobus:  A well known and growing body
manufacturer in Brazil
• Large market in South America
• Emerging market in Mexico driven by
government funding
• Low cost/high quality design capability
• Long-term potential for U.S. and Canada
North America Motorcoach Midibus - Integrated Commercial
Industry Dynamics
• Growing market
• U.S. and Canada market: 2,000 annually
• Current manufacturers niche players
• Existing distribution
• Prevailing engines all exiting in 2010
• Preliminary discussions with #1 carrier
NOTE: J.V. Pending - MOU with San Marino (Neobus) for integrated commercial bus body J.V. assembly plant in Mexico

Actions in 2009 for 2010 and Beyond
Military – Leveraging our Assets

Enablers for our Success
• Survivability – success determined by end
customer
• Production capability
• Engineering – 1,200 engineers
- Rapid response
• Leverage commercial supply base
• Sustainment
- 1,100 locations worldwide
Commercial
Military
End Customer
We believe the military business (including parts) is sustainable at ~$2 billion annually

Actions in 2009 for 2010 and Beyond Military – Full Product Portfolio 30 More than 20K Units invoiced from 2005 through April 2009

Actions in 2009 for 2010 and Beyond
Military:  Foreign Military Sales Opportunities

Delivered in 2009
OUVS (Operational Utility
Vehicle System)
• Test vehicles to be
delivered in fall 2009
• 2 Categories – Large and
Small
• MXT platform
• 2,000 – 4,000 units
SMP (Standard Military
Pattern Vehicles)
• Final RFP Nov 2009
• Final Award 1
st
half 2010
• 1,500 units
Other  Opportunities
• More than 15 countries
identified for COTS and
MRAP opportunities
Future Opportunities
UK
• Tactical Support Vehicle
(TSV)
• 262 vehicles
• Deliveries to begin later
this summer
Canada
• Medium Support Vehicle
System (MSVS) program
• 1,300 units
• Deliveries to be
completed in first half of
calendar 2010
Taiwan
• Delivered ~260 units
YTD09

Actions in 2009 for 2010 and Beyond
Military:  FY09 Major U.S. Solicitation Programs

M-ATV
Solicitation Overview
• M-ATV is a new generation of vehicles with
MRAP survivability
• Production contract expected June 26, 2009
• 2,080 unit requirement expected to more than
double
• New volume: Approximately 5,000-10,000
units
Solicitation Overview
• FMTV is the military’s second largest tactical
wheeled vehicle program
• Government intends to award contract in July
• Projected volume between 2010 and 2014
12,400 vehicles and 10,900 trailers
FMTV

Actions in 2009 for 2010 and Beyond
Innovative Solution

Proven
Structural Base
from CAT C15
Existing
High-Tech
Components
from MF13
Crankcase & Head
Crank & Camshaft
Connecting Rods
Air Management
Fuel System
Electronic Controls

Actions in 2009 for 2010 and Beyond
Engine

• In the News:
– Navistar Engine Group to Supply V8 Diesels to Capacity of Texas
– Navistar Enters Engine Supply Agreement with Developer of Daewoo
Commercial Buses
– GM South America
• U.S. and Canada Truck Growth
– Big Bore Engines
– EGR Strategy
• Global Opportunities
– Mahindra Navistar Automotives Limited J.V.
– Cat/Nav Global Products J.V.
• Niche Customers
– Military
– Marine
U.S./Canada Truck Growth
Grow engine business from 346K engines in FY08 to 460K by end of FY13
Global Opportunities Niche Customers
460,000 Engines  - FY13
11/13L
15L
CAT/NAV JV
Military
Marine
Other OEM
North
America
South
America

Financial Summary • Manufacturing Cash – Liquidity – 2009 Outlook and Actions • Financial Services (NFC) – Liquidity – Funding actions 35

Manufacturing Operations

• Manufacturing operations cash
Goal
October 2008 April 2009 October 2009
– Manufacturing Cash $ 777M $  594M $ 600M- $700M
• Key drivers
– Truck cycle/business performance
– Emissions strategies
– Working capital
– Capital spending
– Pension
• Capital structure
– Low Cost committed facility - 2012
Note:  This slide contains both GAAP and non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

Financial Services

• Navistar Financial: $1.1 billion of liquidity
Liquidity
– Bank revolver: $226M
– Dealer floor plan: $353M
– Retail facilities: $504M
Actions
– Completed retail securitization in Q2
– Outlook improved for securitization markets
– Confident in our refinancing strategies/actions

Leveraging
What We Have and What Others Have Built
Despite the lowest retail industry since 1962,
we expect to deliver EPS of $2.80 to $3.10
while continuing to invest in the future
*2009 EPS goal including Settlement Effects is $5.20 to $5.50. See appendix for additional detailed disclosure on settlement effects

Summary
Note:  This slide contains non-GAAP information, see the Reg G in appendix for detailed reconciliation
2009 Revenue/EPS Goal based on U.S. and Canada Industry of 165K to 185K $11.5 $12.0 2.80 $       3.10 $
Opportunities/Risks:
U.S. and Canada Industry + + + +
Market share
2010 Emissions Strategy + + + +
Acquisition of Monoco + + + +
Blue Diamond Truck and Parts JVs + + + +
Engine + + + +
Mahindra JV
CAT JV ? ?
Military ? ? ? ?
Commodities ? ?
Post Retirement ? ?
2010 Revenue/EPS Goal + + + +
N/A
N/A
Revenue EPS
FY 2010
neutral
neutral/up neutral/up
N/A marginally better

Appendix 40

2009 Guidance without Ford settlement effects*
($ Millions (excluding EPS))
Truck Industry Units
165K
to 185K
Mfg. Segment Profit
$745
to $770
Below the line items
~$(520)
Profit Before Tax $225 to $250
Net Income
$200
to $225
EPS
$2.80
to $3.10
# of shares ~72M

*This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
Guidance

NFC Liquidity Remains Strong

• NFC had total available undrawn committed funding of $1.1 billion at 4/30/2009
• NFC has continued to obtain access to bank conduit markets to fund retail note acquisitions; closed $298 million conduit sale in April
• We expect NFC profitability to rebound in 2009
– Margins improving
– Portfolio quality stabilizing for several quarters
– Interest rates stabilizing
• NFC retail activity primarily funded by facilities that do not require refinancing until 2010
– Over $1.5B in retail notes have been sold and securitized since the subprime issues began to impact the asset securitization market
– Serviced receivables balances tracking to truck market trough
– Truck financing is available for quality credits, especially conquest accounts
Retail Notes Bank Revolver
• $500 million revolving
warehouse (TRIP)
– Acquired notes sold into TRIP
– TRIP warehouses, then
securitizes via bank conduits
• TRIP terms
– Matures June 2010
On-balance sheet
• $1.4B facility
– Initial funding of retail
note acquisitions
– Also funds
dealer/customer
open accounts
• Revolver terms
– Matures July 2010
On-balance sheet
Dealer Floor Plan (DFP)
• Current situation
– ~$1B funding facility
(NFSC)
– Available $353.5 million
• NFSC terms
– Bank conduit portion
(VFC) renewed October
2008
– Public portion matures
February 2010
Off-balance sheet

Blue Diamond Impact – Opportunity for 2009
• Navistar’s interest in BDP and BDT will increase to 75%
• Balance sheet information for BDP is insignificant to our
consolidated balance sheet
• Accounting impacts yet to be determined
43
2008 2007 2006
(Unaudited) (Unaudited) (Unaudited)
Net income  (in millions) $172 $156 $180
Summarized statements of operations information from BDP’s financial statement for the twelve months ended December 31

Market Share – U.S. & Canada School Bus and Class 6-8

Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q YTD APR
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55% 56% 60% NA NA 58%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 36% 36% 30% 39% NA NA 35%
   Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19% 24% 23% NA NA 24%
Severe Service 24% 28% 26% 32% 27% 35% 36% 34% 41% 37% 45% 49% NA NA 46%
Combined Class 8 18% 17% 19% 22% 19% 23% 23% 25% 30% 25% 31% 33% NA NA 31%
Combined Market Share 25% 25% 27% 31% 27% 29% 29% 30% 35% 31% 33% 38% NA NA 35%
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q YTD APR
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55% 56% 60% NA NA 58%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 36% 36% 30% 39% NA NA 35%
   Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19% 24% 23% NA NA 24%
Severe Service 23% 26% 24% 28% 25% 28% 26% 26% 29% 27% 32% 36% NA NA 34%
Combined Class 8 18% 16% 19% 21% 18% 20% 19% 21% 26% 22% 26% 28% NA NA 27%
Combined Market Share 25% 25% 27% 31% 26% 27% 27% 28% 32% 29% 30% 35% NA NA 32%
Market Share - US & Canada School Bus and Class 6-8
2007 2008
2007 2008 2009
2009

Truck Shipments

Note:  Information shown below is based on Navistar’s fiscal year
Fiscal Year 2007 1Q07 2Q07 3Q07 4Q07 Full Year 2007
BUS 3,400 4,100 3,200 3,900 14,600
MEDIUM 9,700 6,800 5,600 6,600 28,700
HEAVY 7,000 4,500 2,600 3,300 17,400
SEVERE 3,900 3,300 3,500 3,700 14,400
TOTAL 24,000 18,700 14,900 17,500 75,100
MILITARY (U.S. & Foreign) 600 900 700 1,000 3,200
EXPANSIONARY 9,100 8,700 9,000 8,500 35,300
WORLD WIDE TRUCK 33,700 28,300 24,600 27,000 113,600
Fiscal year 2008 1Q08 2Q08 3Q08 4Q08 Full Year 2008
BUS 3,100 3,300 2,700 4,400 13,500
MEDIUM 3,700 6,300 5,800 4,500 20,300
HEAVY 2,600 3,900 4,500 7,800 18,800
SEVERE 2,400 3,400 3,400 3,600 12,800
TOTAL 11,800 16,900 16,400 20,300 65,400
MILITARY (U.S. & Foreign) 1,600 2,200 2,300 2,600 8,700
EXPANSIONARY 6,000 8,100 8,400 5,600 28,100
WORLD WIDE TRUCK 19,400 27,200 27,100 28,500 102,200
Fiscal year 2009 1Q09 2Q09 3Q09 4Q09 YTD April
BUS 2,700 3,100 NA NA 5,800
MEDIUM 3,200 3,400 NA NA 6,600
HEAVY 6,100 3,200 NA NA 9,300
SEVERE 2,600 2,600 NA NA 5,200
TOTAL 14,600 12,300 NA NA 26,900
MILITARY (U.S. & Foreign) 2,500 2,100 NA NA 4,600
EXPANSIONARY 2,600 2,000 NA NA 4,600
WORLD WIDE TRUCK 19,700 16,400 NA NA 36,100

World Wide Engine Shipments

Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 60,000    56,200    65,400    53,500    235,100
Other OEM's (All Models) 21,000    26,400    29,100    27,700    104,200
Engine Shipments to Truck Group 23,100    12,100    13,700    16,500    65,400
Total Shipments 104,100 94,700    108,200 97,700    404,700
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 47,000    55,300    25,200    24,500    152,000
Other OEM's (All Models) 25,900    31,500    35,100    37,400    129,900
Engine Shipments to Truck Group 12,900    15,700    19,000    16,000    63,600
Total Shipments 85,800    102,500 79,300    77,900    345,500
Navistar 1st Q 2nd Q 3rd Q 4th Q YTD April
Ford 14,100    29,000    NA NA 43,100
Other OEM's (All Models) 22,500    22,200    NA NA 44,700
Engine Shipments to Truck Group 14,300    12,700    NA NA 27,000
Total Shipments 50,900    63,900    NA NA 114,800
2008
World Wide Engine Shipments
2007
2009

Order Receipts – U.S. & Canada

Percentage
2009 2008 Change Change
2,800 3,800 (1,000)   (26)
2,500 4,000 (1,500)   (38)
Class 8 heavy trucks 3,700 5,300 (1,600)   (30)
Class 8 severe service trucks* 2,700 1,700 1,000 59
11,700 14,800 (3,100)   (21)
6,400 7,000 (600)       (9)
* Includes 200 and 1,100 units in the three months ended April 30, 2009 and 2008, respectively, related to military contracts
Total Navistar
April 30,
Three Months Ended
Order Receipts: U.S. & Canada (Units)
Combined Class 8 (Heavy and Severe Service)*
"Traditional" Markets
School buses
Class 6 and 7 medium trucks

-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
International Dealer Stock Inventory (Units)
*
U.S. and Canada Dealer Stock Inventory

Lowest point in over 10 years; has been decreasing every month since March 2007
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include Workhorse Custom Chassis inventory.

Frequently Asked Questions

Q1:
What should we assume for capital expenditures in 2009?
A:
For 2009, excluding our NFC and Dealcor acquisition of vehicles for leasing, we expect our capital expenditures to be below our normal $250 million to $350 million range. We continue to fund our strategic programs.
Q2: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets.
Q3: How many Dealcor dealers did you have as of April 30, 2009?
A:
Of our 291 primary NAFTA dealers, we have ownership interest in 20 Dealcor dealers as of
April 30, 2009. We expect to have fewer Dealcor dealers on October 31, 2009.
Q4: Have you seen any year-over-year steel, precious metals and resin cost increases in
2009?
A:
Direct material costs have been impacted by industry-wide price increases in commodities, which affected all of our operations excluding financial services.  Costs related to steel, precious metals, resins, and petroleum products increased by $15 million and $64 million during the quarter and six months ended April 30, 2009, respectively, as compared to an increase of
$13 million and $20 million for the same respective periods in 2008 and a total increase of $97 million during the twelve months ended October 31, 2008.

Frequently Asked Questions
Q5: What is the status of your hybrid program?
A: Navistar is currently in full on-line production of DuraStar class 6 & 7 hybrid electric models at our
Springfield Assembly plant. This hybrid product is demonstrating 30-60% improvement in fuel economy and has been EPA certified to receive tax credits. We have received 500 orders to date and have raised our production capacity to 5 units a day to meet the increasing demand. In addition we offer a plug in hybrid IC Bus product. We recently released a new beverage tractor application at 55,000 pounds
GCWR and have added a WorkStar
®
4x4 to our product offerings.
Beyond our DuraStar and WorkStar
®
hybrid electric products, we are continuing to look at and test other viable platforms such as the delivery of 7 hybrid hydraulic Workhorse package car chassis to UPS.
This system uses hydraulic pressure in lieu of electricity to operate the hybrid system. They are showing promise of over 50% improvement in fuel economy.
Other hybrid platforms are in development for Class 8 products of the future. The result of this new hybrid technology will be to substantially improve fuel efficiency and reduce the carbon footprint of our truck and bus products of today and in the future.

Frequently Asked Questions
Q6: The future of diesel transportation is being impacted by environmental and energy issues such as fuel efficiency, climate change and clean air. How is Navistar responding to these growing influences?
A: Navistar and its production units are fully engaged and are offering solutions on multiple fronts to the commercial truck industry. Aerodynamic efficiency is the single most important issue to address to improve the fuel economy of on-highway trucks. International
®
ProStar
®
is the industry's most
aerodynamic and fuel efficient Class 8 truck. We do extensive development in wind tunnels and work hard to achieve industry-leading aero-efficiency. And our recently introduced International
®
LoneStar
®
, the first
ever owner/operator product that is SmartWay certified, is setting a whole new standard of aero-efficiency among premium Class 8 trucks. Another significant reduction in both fuel consumption and emissions can be achieved by reducing idle time of on-highway trucks. Navistar expects to be the first manufacturer to offer a fully integrated Alternate Power Unit (APU) when the anticipated launch of MaxxPower
TM
APU
occurs later this year. The MaxxPower
TM
APU allows drivers to operate the truck HVAC system and other
"hotel" loads while consuming 80% less fuel than idling the main engine. We also believe hybrid technology will be a large part of the national response to climate change and fuel use and we are raising our role as a contributor to energy efficient transportation solutions in the commercial truck, commercial bus and school bus businesses. We are leveraging the natural fuel efficiency of diesel engines and vehicles in several key moves.
We are building on our record as the leader in Green Diesel Technology, where Navistar set the pace for the industry in achieving this year’s historically low emission requirements. We have advanced the standard of efficiency with our new ProStar
®
truck. And we are well into the important wave of customer
interest in hydraulic and electric hybrids which will have a substantial impact on the reduction in greenhouse gas emissions.
Navistar was recognized for leadership in the development of hybrid advanced technology in California, receiving the Blue Sky Award for 2007 from WestStart-CALSTART.

Frequently Asked Questions

Q7: What do you finance at Navistar Finance Corporation (NFC)?
A: NFC is a commercial financing organization that provides wholesale, retail and lease financing for sales of new and used trucks sold by the company. NFC also finances the company’s wholesale accounts and selected retail accounts receivable. Sales of new truck related equipment (including trailers) of other manufacturers are also financed.
Q8: What percentage of truck purchases do you fund?
A: We consistently fund about 95% of floor plan inventory for our dealers in the U.S., and approximately
11% of retail purchases. As the company continues to penetrate and sell trucks to larger fleets, we would expect that percentage to decrease.
Q9: When is the next refinancing due at NFC?
A: All financing facilities have been extended, and we do not need to renew any significant facility until
October 2009.
Q10: How do you fund retail notes?
A: The retail notes are primarily funded by a bank revolver and a revolving warehouse facility that we call
TRIP that doesn’t mature until 2010. These notes are ultimately sold to either a conduit facility or into a public securitization.
Q11: Are there any requirements for NFC leverage?
A: NFC is compliant with our revolver leverage covenant of 6 to 1. This ratio calculation excludes qualified retail and lease securitization debt.

Frequently Asked Questions

Q12: How are your securitization rates determined?
A: Portfolio performance, deal structure and market conditions affect pricing. Also asset class, Retail versus Wholesale versus Trade Receivable would affect pricing as well as some structural elements.

Q13: What is your funding strategy?
A:  We use three or four primary funding sources.  For our longer term retail truck notes that finance the sale of trucks to end customers, we finance those in the term securitization markets in either public or private deals. We primarily finance our wholesale portfolio in traditional private or public securitizations.
We also have a combination of revolving type facilities that often warehouse assets until they can be financed permanently.
Q14: How is your NFC portfolio performing?
         The portfolio is performing as we would expect given the industry downturn and consistent with prior cycles.  The provision for credit losses increased from approximately $20 million in FY07 to
$32 million in FY08.  During our first two quarters of FY09, our provision for credit losses dropped to
$12.4 million. We saw signs of portfolio improvement toward the end of FY08; it is difficult to say if this decrease is sustainable in the current environment.
A:

Frequently Asked Questions

Q15: How are your repossessions trending?
A: Repossessions were slowing down at the end of FY08, and our rate of repossessions significantly declined in the first and second quarter of FY09. It is too early to tell if the current turmoil in the markets will require increased repossession activity in the future.
Q16: How are your dealers doing?
A: We think our dealers, which have always been one of our strengths, are well positioned. We traditionally have not had any significant dealer losses and expect that trend to continue in the future.
Q17: Are your customer interest rates going to increase?
A: Like all lenders, we need to achieve a profitability threshold to ensure our continued access to capital, and that means pricing our rates in line with the marketplace. So, yes, as the cost of financing has increased for all companies, we have passed on some of the cost increase to our dealers and customers.
Q18: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates) and are usually in line with the market.
Q19: How do you make your credit decisions? Do you require a certain credit score?
A: We factor in a variety of criteria in our credit scoring model such as business model, company history, down payment, etc.
Q20:  What is your total amount of capacity at NFC?
A:     Total availability in our funding facilities is more than $1.1 billion as of April 30 , 2009.
th

Frequently Asked Questions

Q21: Are you able to take advantage of any TALF or TARP money?
A: We are evaluating accessing TALF funding, if appropriate, when we issue our next public or private
144A transaction.  We do not maintain a bank holding company structure, which would permit us to access TARP.
We believe these programs in and of themselves will positively impact the markets we’re in, regardless of whether we participate in them, and as a result, positively impact our ability to cost effectively raise capital.
Q22:   How does your derivative expense compare to last year?
A:   Our derivative expense for the first two quarters of 2009 was $34 million, which compares favorably to our derivative expense of $39 million in the first two quarters of 2008.
Q23:   How do your repossession percentages compare to the overall size of your portfolios?
A:   Repossessions as a percent of retail balances for were approximately 4.5% and 2.7% for FY08 and the first two quarters of FY09, respectively.
Q24: What is the current JLTV timing?
A: The protest against the selection of three teams for the 27-month technology development phase was denied. Navistar and BAE will resume work. Following the technology and development phase, there will be a system development and demonstration phase.

Frequently Asked Questions

Q25: What is the status of the Department of Defense budget? What is the current funding for MRAP vehicles?
A: Recently, the Department of Defense requested a FY09 supplemental for $84.5 billion. Approximately, $10 billion will be used for tactical wheeled vehicles and sustainment. Included in the $10 billion, is approximately $4.4 billion which will be used for up to 1,800 MRAP vehicles. Funding for MRAP procurement is provided through emergency appropriations bills as it is considered high priority.
Q26: What is the current timeline for the OUVS program? How many vehicles are expected?
A: The U.K. Operational Utility Vehicle Systems (OUVS) will begin testing vehicles in the fall of 2009 with contract awards expected in 2011. Current estimates place this opportunity between 2,000 and 4,000 units.
Navistar was selected for both the OUVS Large and OUVS Small categories.
Q27: Is the Husky Tactical Support Vehicle (TSV) for the United Kingdom the same as Navistar’s
M-ATV unit?
A: No, the Husky TSV and the M-ATV are two different vehicles. The Husky has been developed according to
U.K. specifications, while the M-ATV has been built to U.S. specifications.

Frequently Asked Questions

Q28: What is the timeline for the FMTV program (Family of Medium Tactical Vehicles)?
A: Company proposals were due and  submitted to the government on May 27, 2009. A contract award is expected in July 2009. Projected volume for the five year contract is approximately 23,000 vehicles.
Q29: Is the Future Combat Systems (FCS) program canceled?
A: Sec. Robert Gates recommended the cancellation of the vehicle component of the FCS program to re-
evaluate the requirements, technology, and approach – and then re-launch the Army’s vehicle modernization program, including a competitive bidding process. The vehicle program, which was developed nine years ago, also did not include a role for the recent investment in MRAP vehicles.
Q30: What are the 2010 emissions requirements?
A: The rules allow manufacturers to go to .5 NOx if they clean up the environment earlier with advanced technology; manufacturers need to be at .2 NOx if they choose not to introduce advanced technologies earlier.
Q31: Has the recent tax legislation, The American Recovery and Reinvestment Act of 2009, affected
Navistar?
A: Two of the business tax incentives have a direct effect on Navistar:
A)  The legislation provides for additional depreciation deductions equal to 50% of the cost of non-real property fixed assets placed in service during calendar year 2009.
B)   In lieu of claiming the additional depreciation deductions described in (A) above, the legislation would allow Navistar to accelerate the realization of tax credits earned in prior years.
Navistar intends to accelerate the realization of tax credits earned in prior years.  The amount expected to be realized is immaterial to the Company’s financial statements.

Frequently Asked Questions
58 58
Q32: How will President Obama’s recent tax proposals impact Navistar, if enacted as currently proposed?
A: The President’s proposals will have far reaching implications for multinational companies, such as Navistar.  While we have not completed a thorough analysis of the provisions as currently proposed, particularly since many of the details of the proposal have not yet been released, we would anticipate adverse U.S. tax implications for our international businesses over the long term, requiring actions to be taken by Navistar to address these implications.
Certain material proposals impacting multinational corporations include:
Deferral of deductions deemed related to unremitted foreign earnings
Limitations on the use of disregarded entities in foreign jurisdictions
Limitations on foreign tax credits
Q33: What is your expected 2009 pension and OPEB GAAP expense for 2009?
A: We anticipate 2009 pension and OPEB GAAP expense of $200-$250 million.
Q34: What are your expected 2009 and beyond pension funding requirements?
A: For the remainder of 2009 we expect to contribute $19 million to meet the minimum required contributions for our large U.S. pension plans.  Current forecasts indicate that we may need to contribute approximately
$150 million in 2010 and approximately $300 million per year during 2011 and 2012.  These estimated amounts are subject to change based on market returns and changes in pension funding legislation.

1
1
Manufacturing Cash Flow
59
($ in millions)
Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
Goal
Beginning Mfg. Cash Balance 10/31/2007 10/31/2008 10/31/2009 2008 2009
October 31, 2006 $1,214
October 31, 2007 $722 $722
October 31, 2008 $777 $777
Approximate Cash Flows:
From Operations ($231) $414 ++ $65 ($13)
Dividends from NFC $400 $15 n/a $15 $0
From Investing / (Cap Ex) ($70) ($216) - ($109) ($103)
Marketable Securities ($130) ($4) $2 $42 ($2)
From Financing / (Debt Paydown) ($480)
($133) - ($93) ($59)
Exchange Rate Effect $19 ($21) n/a ($3) ($6)
Ending Mfg. Cash Balance:
October 31, 2007 $722
October 31, 2008 $777 $639
October 31, 2009 $600 - $700 $594
1
Cash = Cash, Cash Equivalents and Marketable Securities
Apr. 30

SEC Regulation G

(Unaudited)
DEBT YE 2005 YE 2006 YE 2007 YE 2008 2009 - 2Q
(in millions)
Manufacturing operations
January 2007 Loan Facility (Libor + 325 matures January 2012)  - $               - $               1,330 $       1,330 $        1,330 $
Bridge Loan Facility (Libor + 500) - 1,500 - - -
Financing arrangements and capital lease obligations  408 401 369 306 287
6.25% Senior Notes
400 - - - -
9.375% Senior Notes 393 - - - -
7.5% Senior Notes, due 2011 249 15 15 15 15
Majority owned dealership debt 245 484 267 157 145
4.75% Subordinated Exchangeable Notes, due 2009 202 1 1 1 -
2.5% Senior Convertible Notes
190 - - - -
9.95% Senior Notes, due 2011 13 11 8 6 5
Other 24 60 39 19 17
Total manufacturing operations debt 2,124 2,472 2,029 1,834 1,799
Financial services operations
Borrowing secured by asset-backed securities, at variable rates, due serially through 2016 2,779 $       3,104 $       2,748 $       2,076 $        1,732 $
Bank revolvers, at fixed and variable rates, due dates from 2009 through 2013
838 1,426 1,354 1,370 1,416
Revolving retail warehouse facility, at variable rates, due 2010
500 500 500 500 500
Commercial Paper, at variable rates, due 2010 - 28 117 162 69
Borrowing secured by operating and finance leases, at various rate, due serially through 2016 148 116 133 132 133
Total financial services operations debt 4,265 $       5,174 $       4,852 $       4,240 $        3,850 $
(Unaudited)
Cash & Cash Equivalents YE 2005 YE 2006 YE 2007 YE 2008 2009 - 2Q
Manufacturing non-GAAP (Unaudited)
776 $          1,078 $       716 $          775 $           594 $
Financial Services non-GAAP (Unaudited) 53 79 61 86 124
Consolidated US GAAP (Audited) 829 $          1,157 $       777 $          861 $           718 $
Manufacturing Cash & Cash Equivalents non-GAAP (Unaudited)
776 $          1,078 $       716 $          775 $           594 $
Manufacturing Marketable Securities non-GAAP (Unaudited)
91 136 6 2 -
Manufacturing Cash, Cash Equivalents & Marketable Securities non-GAAP (Unaudited) 867 $          1,214 $       722 $          777 $           594 $
(Audited)
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

SEC Regulation G

This regulation G slide corresponds with the data found in the chart on slide 38
Estimated
Ford
Settlement
Impacts
U.S. and Canada industry 210K 225K 210K 225K 165K 185K
Sales and revenues, net $13.5 $14.0 $13.5 $14.0 $11.5 $12.0
($Millions)
Manufacturing segment profit
(excludes asset impairment, Ford settlement, & related charges)
$1,000 $1,050 $1,000 $1,050 $350 $450
Asset impairment, Ford settlement, & related charges $200
Manufacturing segment profit $1,000 $1,050 $200 $1,200 $1,250 $350 $450
Below the line items ($20) ($500) ($330)
Income (Loss) before income tax $410 $460 $180 $590 $640 $1,100 $1,270 ($170) ($70)
Income tax benefit (expense) ($40) ($50) ($4) ($40) ($50)
Net income (loss) $370 $410 $176 $550 $590
Diluted earnings (loss) per share ($'s) $5.10 $5.60 $2.45 $7.55 $8.05
Weighted average shares outstanding: diluted ~73M
Memo - professional fees included in below the line items ($40) ($30) ($40) ($30) ($30) ($20) ($40) ($30)
FY 2009
Guidance on $1.6B Mfg Segment Profit Line
Original Target @ 414.5K
Industry
($Millions)
NA
($Billions) ($Billions)
~($520)
NA ~$200
$1,600
~($590) ~($610)
~73M ~73M
NA
3/11/09 Guidance
Non GAAP
Goal
Goal
Without
Ford
Settlement
With
Ford
Settlement
$15+
($Millions) ($Millions)
$1,600
($Millions)
Target @
Current Industry
414.5K
($Billions) ($Billions)
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.

SEC Regulation G

FY 2006 FY 2007 FY 2008 2Q 07 2Q 08
As
Reported
As
Reported
As
Reported
Estimated
As
Reported
As
Reported
Non GAAP
As
Reported
Ford
Settlement
Impacts
Without
Ford
Settlement
Ford
Settlement
Impacts
With
Ford
Settlement
U.S. and Canada industry 165K 185K 165K 185K
($Billions) ($Billions) ($Billions) ($Billions) ($Billions) ($Billions) ($Billions)
Sales and revenues, net $14.2 $12.3 $14.7 $11.5 $12.0 $11.5 $12.0 $3.0 $3.9 $2.8 $2.8
($Millions) ($Millions) ($Millions) ($Millions) ($Millions) ($Millions) ($Millions) ($Millions) ($Millions)
Manufacturing segment profit
(excludes asset impairment, Ford settlement, & related charges)
$838 $426 $1,114 $745 $770 NA $745 $770 $94 $316 $125 NA $125
Asset impairment, Ford settlement, & related charges NA NA ($395) ~ $175 NA NA NA ($38) ($38)
Manufacturing segment profit $838 $426 $719 $745 $770 $175 $920 $945 $94 $316 $125 ($38) $87
Below the line items ($443) ($499) ($528) $0 ($113) ($107) ($72) $6 ($66)
Income (Loss) before income tax $395 ($73) $191 $225 $250 $175 $400 $425 ($19) $209 $53 ($32) $21
Income tax benefit (expense) ($94) ($47) ($57) ($4) ($6) $2 ($10) $1 ($9)
Net income (loss) $301 ($120) $134 $200 $225 $171 $371 $396 ($25) $211 $43 ($31) $12
Diluted earnings (loss) per share ($'s) $4.12 ($1.70) $1.82 $2.80 $3.10 $2.40 $5.20 $5.50 ($0.36) $2.88 $0.60 ($0.44) $0.16
Weighted average shares outstanding: diluted 74.5M 70.3M 73.2M ~72M 70.3M 73.2M 71.3M 71.3M 71.3M
Memo - professional fees included in below the line items ($70) ($224) ($154) ($40) ($30) ($40) ($30) ($41) ($40) ($6) ($6)
FY 2009 2Q 09
Non GAAP
Goal
Goal
Without
Ford
Settlement
With
Ford
Settlement
~($520)
NA ~$175
($Millions) ($Millions)
($Billions) ($Billions)
~72M ~72M
~($520)
~($25) ~($29)
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
However, we believe that non-GAAP  reporting,  giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.